Emerald UNAuditED Historical Income Statement Trending Based on New Reportable Segments may 9, 2022 Exhibit 99.2

Unaudited Historical Income Statement Trending – Q1 2022, 2021, 2020 & 2019 2 2 EMERALD

Consolidated Emerald 3

Commerce Reportable Segment 4

Design, Creative and Technology Reportable Segment 5

All Other 6

Corporate 7

Exhibit 99.2

EMERALD

UNAUDITED HISTORICAL INCOME STATEMENT TRENDING BASED ON NEW REPORTABLE SEGMENTS

MAY 9, 2022

EMERALD

Unaudited Historical Income Statement Trending – Q1 2022, 2021, 2020 & 2019

EMERALD

Consolidated Emerald

EMERALD

(dollars in Millions)
(unaudited)

	FY 2019					FY 2020					FY 2021					FY 2022
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1
Consolidated																
Revenue	$ 137.4	$ 103.0	$ 75.6	$ 44.9	$ 360.9	$ 99.7	$ 7.0	$ 8.5	$ 12.2	$ 127.4	$ 12.9	$ 15.0	$ 76.5	$ 41.1	$ 145.5	$ 98.5
Other income	—	—	6.1	—	6.1	—	48.2	16.1	42.7	107.0	14.1	2.3	1.1	59.9	77.4	28.8
Cost of Revenue	45.9	32.3	24.6	17.4	120.2	43.6	(0.8)	4.3	10.5	57.6	4.0	3.6	33.7	14.2	55.5	34.2
Selling, general and administrative expenses	35.1	33.1	33.7	31.4	133.3	38.1	25.1	25.6	29.8	118.6	30.8	33.1	38.8	40.3	143.0	46.6
Depreciation and amortization expense	13.2	13.2	12.9	12.8	52.1	12.8	12.2	12.2	11.4	48.6	11.8	12.1	12.2	11.5	47.6	14.3
Goodwill impairments	—	—	9.3	59.8	69.1	588.2	—	—	15.2	603.4	—	—	—	30.1	30.1	6.3
Intangible asset impairments	—	—	17.0	—	17.0	59.4	—	—	17.4	76.8	—	—	—	9.8	9.8	1.6
Operating income (loss)	$ 43.2	$ 24.4	$ (15.8)	$ (76.5)	$ (24.7)	$ (642.4)	$ 18.7	$ (17.5)	$ (29.4)	$ (670.6)	$ (19.6)	$ (31.5)	$ (7.1)	$ (4.9)	$ (63.1)	$ 24.3

Commerce Reportable Segment

EMERALD

	FY 2019					FY 2020					FY 2021					FY 2022
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1
	(dollars in Millions) (unaudited)															
Commerce																
Revenue	$ 86.0	$ 27.2	$ 52.8	$ 8.4	$ 174.4	$ 51.6	$ 1.0	$ 2.3	$ 4.0	$ 58.9	$ 5.7	$ 3.8	$ 38.8	$ 8.2	$ 56.5	$ 56.7
Other income	—	—	6.1	—	6.1	—	34.6	4.6	25.0	64.2	6.7	—	1.1	49.7	57.5	1.1
Cost of Revenue	20.9	7.0	16.5	2.8	47.2	18.7	(0.5)	1.8	6.5	26.5	1.8	1.2	14.3	2.2	19.5	15.7
Selling, general and administrative expenses	10.3	7.5	9.3	5.1	32.2	11.5	5.0	4.8	5.2	26.5	5.4	5.2	8.4	5.8	24.8	10.3
Depreciation and amortization expense	6.3	6.3	6.2	6.2	25.0	6.2	6.2	6.5	6.1	25.0	6.0	6.0	5.9	5.2	23.1	8.0
Goodwill impairments	—	—	—	26.3	26.3	329.4	—	—	8.3	337.7	—	—	—	30.1	30.1	—
Intangible asset impairments	—	—	0.5	—	0.5	24.0	—	—	5.4	29.4	—	—	—	7.2	7.2	—
Operating income (loss)	$ 48.5	$ 6.4	$ 26.4	$ (32.0)	$ 49.3	$ (338.2)	$ 24.9	$ (6.2)	$ (2.5)	$ (322.0)	$ (0.8)	$ (8.6)	$ 11.3	$ 7.4	$ 9.3	$ 23.8

Design, Creative and Technology Reportable Segment

EMERALD

	FY 2019					FY 2020					FY 2021					FY 2022
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1
	(dollars in Millions) (unaudited)															
Design, Creative & Technology																
Revenue	$ 49.6	$ 75.8	$ 20.5	$ 36.4	$ 182.3	$ 46.5	$ 6.0	$ 6.2	$ 8.2	$ 66.9	$ 4.9	$ 8.3	$ 34.8	$ 29.7	$ 77.7	$ 37.5
Other income	—	—	—	—	—	—	13.6	11.5	17.5	42.6	6.9	2.3	—	9.9	19.1	27.0
Cost of Revenue	24.0	25.3	6.9	14.6	70.8	23.9	(0.6)	2.5	3.9	29.7	2.0	2.0	19.1	11.7	34.8	16.5
Selling, general and administrative expenses	10.7	12.2	9.3	10.4	42.6	11.7	7.6	7.7	8.6	35.6	7.5	7.8	11.1	10.4	36.8	10.3
Depreciation and amortization expense	6.1	6.1	6.0	5.9	24.1	5.8	5.2	5.0	4.7	20.7	4.6	4.9	4.9	5.0	19.4	4.5
Goodwill impairments	—	—	—	32.5	32.5	233.3	—	—	6.9	240.2	—	—	—	—	—	5.8
Intangible asset impairments	—	—	15.9	—	15.9	34.6	—	—	11.1	45.7	—	—	—	2.6	2.6	1.6
Operating income (loss)	$ 8.8	$ 32.2	$ (17.6)	$ (27.0)	$ (3.6)	$ (262.8)	$ 7.4	$ 2.5	$ (9.5)	$ (262.4)	$ (2.3)	$ (4.1)	$ (0.3)	$ 9.9	$ 3.2	$ 25.8

All Other

EMERALD

	FY 2019					FY 2020					FY 2021					FY 2022
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1
								(dollars in Millions) (unaudited)								
All Other																
Revenue	$ 1.8	$ —	$ 2.3	$ 0.1	$ 4.2	$ 1.6	$ —	$ —	$ —	$ 1.6	$ 2.3	$ 2.9	$ 2.9	$ 3.2	$ 11.3	$ 4.3
Other income	—	—	—	—	—	—	—	—	0.1	0.1	0.5	—	—	0.3	0.8	0.7
Cost of Revenue	1.0	—	1.2	—	2.2	1.0	0.3	—	0.1	1.4	0.2	0.4	0.3	0.3	1.2	2.0
Selling, general and administrative expenses	0.2	0.2	0.3	0.2	0.9	0.2	0.1	—	0.1	0.4	2.7	3.2	3.5	6.5	15.9	5.5
Depreciation and amortization expense	0.1	0.1	0.1	0.1	0.4	0.1	0.1	0.1	—	0.3	0.7	0.7	0.7	0.7	2.8	0.8
Goodwill impairments	—	—	—	1.0	1.0	25.5	—	—	—	25.5	—	—	—	—	—	0.5
Intangible asset impairments	—	—	0.6	—	0.6	0.8	—	—	0.9	1.7	—	—	—	—	—	—
Operating income (loss)	$ 0.5	$ (0.3)	$ 0.1	$ (1.2)	$ (0.9)	$ (26.0)	$ (0.5)	$ (0.1)	$ (1.0)	$ (27.6)	$ (0.8)	$ (1.4)	$ (1.6)	$ (4.0)	$ (7.8)	$ (3.8)

Corporate

EMERALD

	FY 2019					FY 2020					FY 2021					FY 2022
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1
	(dollars in Millions) (unaudited)															
Corporate																
Selling, general and administrative expenses	$ 13.9	$ 13.2	$ 14.8	$ 15.7	$ 57.6	$ 14.7	$ 12.4	$ 13.1	$ 15.9	$ 56.1	$ 15.2	$ 16.9	$ 15.8	$ 17.6	$ 65.5	$ 20.5
Depreciation and amortization expense	0.7	0.7	0.6	0.6	2.6	0.7	0.7	0.6	0.6	2.6	0.5	0.5	0.7	0.6	2.3	1.0
Goodwill impairments	—	—	9.3	—	9.3	—	—	—	—	—	—	—	—	—	—	—
Total Costs	$ 14.6	$ 13.9	$ 24.7	$ 16.3	$ 69.5	$ 15.4	$ 13.1	$ 13.7	$ 16.5	$ 58.7	$ 15.7	$ 17.4	$ 16.5	$ 18.2	$ 67.8	$ 21.5